Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Sales-type Lease (Details) - USD ($) $ in Thousands		Jun. 30, 2023	Dec. 31, 2022
Lease receivable	[1]	$ 47,399
Unguaranteed residual value		109
Net investment in sales-type lease vessels		47,508
Net investment in sales-type lease vessels, current		(14,150)	$ 0
Net investment in sales-type lease vessels, non-current		$ 33,358	$ 0

[1]	The difference between the present value of the lease payments and the net investment in the lease balance in the balance sheet, is due to the vessels unguaranteed residual value, which is included in the net investment in the lease balance but is not included in the future lease payments.